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                                                             Exhibit 3.19

                               STATE OF MICHIGAN
                     CORPORATION AND SECURITIES COMMISSION
                               LANSING, MICHIGAN

                DO NOT WRITE IN SPACE BELOW--FOR COMMISSION USE

                       Compared by:          MICHIGAN DEPARTMENT OF COMMERCE
Date Received:         Signature illegible   The powers, duties and functions of the
---------------------  ------------------    Michigan Corporation and Securities Comm-
                                             ission relating hereto have been transferred
---------------------                        to the Department of Commerce, pursuant
                       Date:                 to Act 380, P.A. 1965.

---------------------     MAR 28 1966              F I L E D


-----------------------------------------          MAR 28 1966
                       Examiner:

---------------------

                                                   Signature illegible
---------------------                                          DIRECTOR
                                             MICHIGAN DEPT. OF COMMERCE

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

                           ARTICLES OF INCORPORATION

These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public Acts of 1931, as amended, as follows:

                                    ARTICLE I.

The name of the corporation is        BINDERLINE DRAFTLINE, INC.
                              --------------------------------------------------

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                                   ARTICLE II.

The purpose or purposes for which the corporation is formed are as follows:

    To develop, design, fabricate, manufacture, buy, sell and engage in the distribution of binder developments, tooling aids, keller aids and patterns of all types.

    To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge or otherwise dispose of or turn to account or deal with all or any part of the property of the corporation and from time to time to vary any investment of capital of the corporation.

   To borrow money, and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of all kinds, whether secured by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description.

  To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in lands and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

In general to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporation by the laws of the State of Michigan.

                                   ARTICLE III.

Location of the first registered office is:

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

33100       Freeway Drive      St. Clair Shores, Macomb   Michigan
-------------------------------------------------------           ----------
(No.)        (Street)          (City)           (County)           (Zip Code)


Post office address of the first registered office is:

33100       Freeway Drive      St. Clair Shores          Michigan
-------------------------------------------------------           ----------
(No. and Street or P.O. Box)            (City)                     (Zip Code)


                                   ARTICLE IV.

The name of the first resident agent is       John J. Van Assche
                                        ----------------------------------

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                                   ARTICLE V.

                     The total authorized capital stock is



               {Preferred shs..........None    }             {Par Value $.......None          }
 (1)           {                               }             {                                }per share
               {Common shs.............5,000   }             {Par Value $10.00................}

                                                                {Book Value $.................}
                                                                {                             }per share
                   {Preferred...........None  }                 {Price fixed for sale $.. None}
                   {                          } no par value
and/or shs. of (2) {Common..............None  }                 {Book Value $.............None}
                                                                {                             }per share
                                                                {Price fixed for sale $.......}



 (3) A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

    One class of stock at Ten Dollars ($10.00) per share, with equal voting powers and preferences.


                                   ARTICLE VI.

The names and places of residence or business of each of the incorporators and the number and class of shares subscribed for by each are as follows:
(Statute requires one or more incorporators)



---------------------------------------------------------------------------------------------------------------------
                                                                                       Number of Shares
Name                                       Residence or Business Address        -------------------------------------
                                                                                Par Stock      Non-Par Stock
       (No.)        (Street)     (City)           (State)                       -------------------------------------
                                                                                Common   Preferred  Common  Preferred
---------------------------------------------------------------------------------------------------------------------
Thomas Pascoe
---------------------------------------------------------------------------------------------------------------------
       20031        Mauer      St. Claire Shores   Mich                         1,000
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
John J. Van Assache
---------------------------------------------------------------------------------------------------------------------
        65          Roslyn     Grosse Points Shores                             1,000
                                                   Michigan
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Charles R. Van Assche
---------------------------------------------------------------------------------------------------------------------
        32          S. Duval   Grosse Point Shores,                             1,000
---------------------------------------------------------------------------------------------------------------------
                                                   Michigan
---------------------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

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                                    ARTICLE VII.
The names and addresses of the first board of directors are as follows:
(Statute requires at least three directors)


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                Names                                   Residence or Business Address

                                          (No.)        (Street)     (City)                (State)
---------------------------------------------------------------------------------------------------------------------
   Thomas Pascoe                          20031        Mauer        St. Claire Shores,     Mich.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
   John  J. Van Assche                    65           Roslyn       Grosse Pointe Shores,  Mich.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
   Charles R. Van Assche                  32           S. Duval     Grosse Point Shores,   Mich.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


                                  ARTICLE VIII.

The term of the corporation existence is perpetual.
If term is for a limited number of years, then state the number of years instead of perpetual)


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                             ARTICLE IX.

OPTIONAL (Please delete Article IX if not applicable).

Whenever a compromise or arrangement or any plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them and/or between this corporation and its shareholders or any class of them, any court of equity jurisdiction within the state of Michigan, may on the aplication of this corporation or of any creditor or any shareholder thereof, or on the application of any receiver or receivers appointed for this corporation, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, agree to any compromise or arrangement or to any reorganization of this corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, as the case may be, and also on this corporation.

                                ARTICLE X.

    (Here insert any desired additional provisions authorized by the Act.)







We, the incorporators, sign our names this 24th day of March 1966.
                                           ----       -------
  (All parties appearing under Article VI are required to sign in this space)

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                                                       THOMAS PASCOE
----------------------------------------------------------------------------
                                                       Thomas Pascoe
----------------------------------------------------------------------------
                                                       JOHN J. VAN ASSCHE
----------------------------------------------------------------------------
                                                       John J. Van Assche
----------------------------------------------------------------------------
                                                       CHARLES R. VAN ASSCHE
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                                                       Charles R. Van Assche
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
STATE OF MICHIGAN------------------}          (One or more of the parties signing must acknowledge
                                   } ss.                         before the Notary)
COUNTY OF    WAYNE                 }
         --------------------------

On this         24th            day of        March                       1966
      -------------------------       ----------------------------------------
before me personally appeared     Thomas Pascoe, John J. Van Assche and Charles
                                  R. Van Assche
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to me known to be the person described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.
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
                                                  JOANNE R. HALCISAK
                                                  ----------------------------
                                                    (Signature of Notary)

                                                  Joanne R. Halcisak
                                                  ----------------------------
                                                  (Print or type name of Notary)

MAIL THREE SIGNED AND ACKNOWLEDGED                Notary Public for    Wayne    County
                                                                   -------------
      COPIES TO:                                  State of Michigan.

  Michigan Corporation & Securities Commission    My commission expires    1-20-69
                                                                       -------------
P.O. Box 808            Lansing, Michigan 48904   (Notarial seal required if acknowledgment
                                                  taken out of State)

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